MULTI-ASSET INCOME FUND

ETAMX Class A Shares ETCMX Class C Shares
ETNMX Class N Shares ETIMX Class I Shares

a series of Mutual Fund Series Trust (the “Fund”)

This information supplements certain information contained in the Prospectus for the Fund, dated November 1, 2019, and should be read in conjunction with such Prospectus.

November 25, 2019

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The second paragraph under the section of the Fund’s prospectus entitled “MANAGEMENT OF THE FUNDS - Sub-Adviser: Multi-Asset Income Fund” is replaced in its entirety with the following paragraph:

Subject to the oversight and approval of the Adviser, Boyd Watterson is primarily responsible for the day-to-day management of the Fund’s assets allocated to Boyd Watterson for investment. The amount of the Fund’s assets managed by Boyd Watterson is at the Adviser’s discretion and may represent 0% to 100% of the Fund’s portfolio. In addition, Boyd Watterson is responsible for maintaining certain transaction and compliance related records of the Fund for the portion of the assets allocated to Boyd Watterson for investment. As compensation for the sub-advisory services it provides to the Funds, the Adviser, and not the Fund, has paid Boyd Watterson an annual fee of 0.15% of the first $99,999,999.00 of the average daily net assets managed by Boyd Watterson and 0.07% of the average daily net assets managed by Boyd Watterson thereafter.

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You should read this Supplement in conjunction with the Prospectus, Summary Prospectus and the Statement of Additional Information, each dated November 1, 2019, which provide information that you should know about the Fund before investing. These documents are available upon request and without charge by calling the Fund toll-free at 1-877-771-3836 or by writing to 17645 Wright Street, Suite 200, Omaha, Nebraska 68130.

Please retain this Supplement for future reference.

MULTI-ASSET INCOME FUND

ETAMX Class A Shares ETCMX Class C Shares
ETNMX Class N Shares ETIMX Class I Shares

(the “Fund”)

This information supplements certain information contained in the Statement of Additional Information (“SAI”) for the Fund, dated November 1, 2019, and should be read in conjunction with such SAI.

November 25, 2019

______________________________________________________________________________

The second paragraph under the section of the Fund’s SAI entitled “Adviser and Sub-Adviser - Sub-Adviser (Multi-Asset Income Fund)” is replaced in its entirety with the following paragraph:

As compensation for the sub-advisory services it provides to the Fund, the Adviser has paid the Sub-Adviser an annual fee of 0.15% of the first $99,999,999.00 of the average daily net assets managed by the Sub-Adviser and 0.07% of the average daily net assets managed by the Sub-Adviser thereafter. The fee paid to the Sub-Adviser by the Adviser is paid from the Adviser’s management fee and is not an additional cost to the Fund. The Boyd Watterson Sub-Advisory Agreement was effective for an initial two-year period and continues in effect for successive twelve-month periods thereafter, provided that the Board annually approves it for continuance. A discussion of the matters considered by the Board in connection with the renewal of the Boyd Watterson Sub-Advisory Agreement is available in the Fund’s Annual Report to Shareholders dated June 30, 2019.

______________________________________________________________________________

You should read this Supplement in conjunction with the Prospectus, Summary Prospectus and the Statement of Additional Information, each dated November 1, 2019, which provide information that you should know about the Fund before investing. These documents are available upon request and without charge by calling the Fund toll-free at 1-877-771-3836 or by writing to 17645 Wright Street, Suite 200, Omaha, Nebraska 68130.

Please retain this Supplement for future reference.